UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2016

MORGAN STANLEY SMITH BARNEY CHARTER ASPECT L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-26282	13-3775071
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On December 1, 2016, the Board of Directors of Ceres Managed Futures LLC (the “General Partner”), the general partner of Morgan Stanley Smith Barney Charter Aspect L.P. (the “Registrant”), dismissed Deloitte & Touche LLP (“Deloitte”) as the registered public accounting firm for the Registrant, effective as of the close of business on the day the Registrant’s audited financial statements for the 2016 fiscal year end are filed, which is expected to be on or before March 31, 2017.

The audit reports of Deloitte on the Registrant’s financial statements as of and for the two most recent fiscal years (ending December 31, 2015 and December 31, 2014) did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s two most recent fiscal years (ending December 31, 2015 and December 31, 2014) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no disagreements between the Registrant and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrant for such periods. During the Registrant’s two most recent fiscal years (ending December 31, 2015 and December 31, 2014) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

The General Partner, on behalf of the Registrant, has provided Deloitte with a copy of the foregoing disclosures and has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant set forth above. A copy of Deloitte’s letter dated December 7, 2016 is filed as Exhibit 16.1 to this Form 8-K.

(b) On December 1, 2016, the Board of Directors of the General Partner, on behalf of the Registrant, approved the engagement of Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Registrant. During the Registrant’s two most recent fiscal years (ending December 31, 2015 and December 31, 2014) and the interim period prior to engaging EY, neither the Registrant, the General Partner, nor anyone on their behalf, consulted EY, on behalf of the Registrant, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP, dated December 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY SMITH BARNEY CHARTER ASPECT L.P.

By:	Ceres Managed Futures LLC,
General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: December 7, 2016

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